Exhibit 99.3

Non-GAAP Financial Measures

Adjusted Net Income is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles) which excludes certain non-cash mark-to-market derivative financial instruments. Adjusted income from continuing operations further excludes impairment losses, income associated with certain divestments, gains and losses on disposal of discontinued operations and income and losses from discontinued operations. Energen believes that excluding the impact of these items is more useful to analysts and investors in comparing the results of operations and operational trends between reporting periods and relative to other oil and gas producing companies.

	Quarter Ended 9/30/2015
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	(227.9)	(2.89)
Non-cash mark-to-market losses (net of $0.4 tax)	0.8	0.01
Asset impairment, other (net of $144.2 tax)	255.7	3.25
Loss associated w/ San Juan Basin divestment (net of $0.0 tax)	0.0	0.00

Adjusted Income from Continuing Operations (Non-GAAP)	28.6	0.36

	Quarter Ended 9/30/2014
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	457.3	6.22
Non-cash mark-to-market gains (net of $53.1 tax)	(94.1)	(1.28)
Asset impairment, other (net of $67.6 tax)	118.8	1.62
Income associated w/ San Juan Basin divestment (net of $3.6 tax)	(6.4)	(0.09)

Adjusted Net Income from All Operations (Non-GAAP)	475.5	6.47

Loss from discontinued operations (net of $2.5 tax)	3.5	0.05
Gain from discontinued operations (net of $286.3 tax)	(440.1)	(5.99)

Adjusted Income from Continuing Operations (Non-GAAP)	38.9	0.53

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

Earnings before interest, taxes, depreciation, depletion, amortization and exploration expenses (EBITDAX) is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Adjusted EBITDAX from continuing operations further excludes income associated with certain divestments, impairment losses, certain non-cash mark-to-market derivative financial instruments, income and losses from discontinued operations and gains and losses on disposal of discontinued operations. Energen believes these measures allow analysts and investors to understand the financial performance of the company from core business operations, without including the effects of capital structure, tax rates and depreciation. Further, this measure is useful in comparing the company and other oil and gas producing companies.

Reconciliation To GAAP Information	Quarter Ended 9/30
($ in millions)	2015	2014
Energen Net Income (Loss) (GAAP)	(227.9)	457.3
(Income) Loss associated w/ San Juan Basin divestment, net of tax	0.0	(6.4)

Adjusted Net Income from Continuing Operations (Non-GAAP)	(227.9)	450.8

Interest expense	10.1	11.5
Income tax expense (benefit) *	(130.3)	12.5
Depreciation, depletion and amortization *	149.8	123.9
Accretion expense *	1.7	1.5
Exploration expense *	0.0	(2.9)
Dry hole expense *	0.5	7.5
Adjustment for asset impairment	399.4	178.9
Adjustment for mark-to-market (gains) losses *	1.2	(147.3)
Adjustment for loss from discontinued operations, net of tax	0.0	3.5
Adjustment for gain on disposal from discontinued operations, net of tax	0.0	(440.1)

Energen Adjusted EBITDAX from Continuing Operations (Non-GAAP)	204.4	199.9

Note: Amounts may not sum due to rounding

*	Amount adjusted to exclude San Juan Basin divestment in either current or prior period. See reconciliation to GAAP Information for the Quarter Ended 9/30/2015 and 9/30/2014.

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with the divestment of assets held in the San Juan Basin provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding San Juan Divestment Reconciliation to GAAP Information	Quarter Ended September 30, 2015
(in thousands except per share and production data)	GAAP	$/BOE	San Juan Basin	$/BOE	Non-GAAP	$/BOE
Revenues
Oil, natural gas liquids and natural gas sales	$188,398		$(2)		$188,400
Gain (loss) on derivative instruments	107,173		—		107,173

Total Revenues	295,571		(2)		295,573

Operating Costs and Expenses
Oil, natural gas liquids & natural gas production	54,598	$9.26	4	$0.00	54,594	$9.26
Production and ad valorem taxes	13,366	$2.27	80	$0.00	13,286	$2.25
O&G Depreciation, depletion and amortization	148,298	$25.17	—	$0.00	148,298	$25.17
FF&E Depreciation, depletion and amortization	1,483	$0.25	—	$0.00	1,483	$0.25
Asset impairment	399,394		—		399,394
Exploration	493		—		493
General and administrative	23,631	$4.01	—	$0.00	23,631	$4.01
Accretion of discount on asset retirement obligations	1,700		—		1,700
(Gain) loss on sale of assets and other	822		(22)		844

Total costs and expenses	643,785		62		643,723

Operating Income (Loss)	(348,214)		(64)		(348,150)

Other Income/(Expense)
Interest Expense	(10,084)		—		(10,084)
Other income	56		—		56

Total other expense	(10,028)		—		(10,028)

Income (Loss) from Continuing Operations Before
Income Taxes	(358,242)		(64)		(358,178)
Income tax expense (benefit)	(130,338)		(23)		(130,315)

Income (Loss) From Continuing Operations	(227,904)		(41)		(227,863)

Discontinued Operations, net of tax
Income (loss) from discontinued operations	—		—		—
Gain on Disposal of discontinued ops	—		—		—

Income from discontinued ops	—		—		—

Net Income (Loss)	$(227,904)		$(41)		$(227,863)

Diluted Earnings Per Average Common Share
Continuing Operations	$(2.89)		$—		$(2.89)
Discontinued Operations	$—		$—		$—

Net Income (Loss)	$(2.89)		$—		$(2.89)

Basic earning Per Average Common Share
Continuing Operations	$(2.89)		$—		$(2.89)
Discontinued Operations	$—		$—		$—

Net Income (Loss)	$(2.89)		$—		$(2.89)

Oil	3,610		—		3,610
NGL	1,056		—		1,056
Natural Gas	1,227		—		1,227

Total Production (mboe)	5,893		—		5,893

Total Production (boepd)	64,054		—		64,054

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with the divestment of assets held in the San Juan Basin provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding San Juan Divestment Reconciliation to GAAP Information	Quarter Ended September 30, 2014
(in thousands except per share and production data)	GAAP	$/BOE	San Juan Basin	$/BOE	Non-GAAP	$/BOE
Revenues
Oil, natural gas liquids and natural gas sales	$350,773		$43,205		$307,568
Gain (loss) on derivative instruments	147,735		5,525		142,210

Total Revenues	498,508		48,730		449,778

Operating Costs and Expenses
Oil, natural gas liquids & natural gas production	67,720	$10.18	15,887	$9.05	51,833	$10.59
Production and ad valorem taxes	25,729	$3.87	4,034	$2.30	21,695	$4.43
O&G Depreciation, depletion and amortization	137,773	$20.71	15,128	$8.62	122,645	$25.05
FF&E Depreciation, depletion and amortization	1,331	$0.20	49	$0.03	1,282	$0.26
Asset impairment	178,912		—		178,912
Exploration	8,417		3,848		4,569
General and administrative	27,784	$4.18	(606)	($0.35)	28,390	$5.80
Accretion of discount on asset retirement obligations	1,924		394		1,530
(Gain) loss on sale of assets and other	747		—		747

Total costs and expenses	450,337		38,734		411,603

Operating Income (Loss)	48,171		9,996		38,175

Other Income/(Expense)
Interest Expense	(11,522)		—		(11,522)
Other income	37		—		37

Total other expense	(11,485)		—		(11,485)

Income (Loss) from Continuing Operations Before
Income Taxes	36,686		9,996		26,690
Income tax expense (benefit)	16,055		3,553		12,502

Income (Loss) From Continuing Operations	20,631		6,443		14,188

Discontinued Operations, net of tax
Income (Loss) from discontinued operations	(3,485)		—		(3,485)
Gain on Disposal of discontinued ops	440,105		—		440,105

Income from discontinued ops	436,620		—		436,620

Net Income (Loss)	$457,251		$6,443		$450,808

Diluted Earnings Per Average Common Share
Continuing Operations	$0.28		$0.09		$0.19
Discontinued Operations	$5.94		$—		$5.94

Net Income (Loss)	$6.22		$0.09		$6.13

Basic earning Per Average Common Share
Continuing Operations	$0.28		$0.09		$0.19
Discontinued Operations	$5.98		$0.01		$5.97

Net Income (Loss)	$6.26		$0.10		$6.16

Oil	3,017		6		3,011
NGL	1,108		218		890
Natural Gas	2,526		1,531		995

Total Production (mboe)	6,651		1,755		4,896

Total Production (boepd)	72,293		19,076		53,217

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

Excluding production associated with certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding data associated with the divestment of assets held in the San Juan Basin provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this measure is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Production Excluding San Juan Divestment Reconciliation to GAAP Information	Quarter Ended June 30, 2015
	GAAP	San Juan Basin	Non-GAAP
Oil	3,594	(1)	3,595
NGL	1,070	10	1,060
Natural Gas	1,189	38	1,151

Total Production (mboe)	5,853	47	5,806

Total Production (boepd)	64,319	516	63,802

Energen Production Excluding San Juan Divestment Reconciliation to GAAP Information	Year-to-Date Ended December 31, 2014
	GAAP	San Juan Basin	Non-GAAP
Oil	11,814	16	11,798
NGL	4,103	695	3,408
Natural Gas	9,767	5,876	3,891

Total Production (mboe)	25,684	6,587	19,097

Total Production (boepd)	70,367	18,047	52,320

Note: Amounts may not sum due to rounding